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POWER OF ATTORNEY

        The undersigned officer and/or director of Mesaba Holdings, Inc. hereby constitutes and appoints Paul F. Foley and Robert E. Weil, or either of them, with power to act one without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his stead, in any and all capacities to sign the Form 10-K of Mesaba Holdings, Inc. for the year ended March 31, 2003, pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  May 19, 2003

Signed:	/s/ DONALD E. BENSON
Printed Name:	Donald E. Benson

POWER OF ATTORNEY

        The undersigned officer and/or director of Mesaba Holdings, Inc. hereby constitutes and appoints Paul F. Foley and Robert E. Weil, or either of them, with power to act one without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his stead, in any and all capacities to sign the Form 10-K of Mesaba Holdings, Inc. for the year ended March 31, 2003, pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  May 19, 2003

Signed:	/s/ RICHARD H. ANDERSEN
Printed Name:	Richard H. Andersen

POWER OF ATTORNEY

        The undersigned officer and/or director of Mesaba Holdings, Inc. hereby constitutes and appoints Paul F. Foley and Robert E. Weil, or either of them, with power to act one without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his stead, in any and all capacities to sign the Form 10-K of Mesaba Holdings, Inc. for the year ended March 31, 2003, pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  June 9, 2003

Signed:	/s/ PIERSON M. GRIEVE
Printed Name:	Pierson M. Grieve

POWER OF ATTORNEY

        The undersigned officer and/or director of Mesaba Holdings, Inc. hereby constitutes and appoints Paul F. Foley and Robert E. Weil, or either of them, with power to act one without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his stead, in any and all capacities to sign the Form 10-K of Mesaba Holdings, Inc. for the year ended March 31, 2003, pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  June 27, 2003

Signed:	/s/ ROBERT C. POHLAD
Printed Name:	Robert C. Pohlad

POWER OF ATTORNEY

        The undersigned officer and/or director of Mesaba Holdings, Inc. hereby constitutes and appoints Paul F. Foley and Robert E. Weil, or either of them, with power to act one without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his stead, in any and all capacities to sign the Form 10-K of Mesaba Holdings, Inc. for the year ended March 31, 2003, pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  June 27, 2003

Signed:	/s/ CARL R. POHLAD
Printed Name:	Carl R. Pohlad

POWER OF ATTORNEY

        The undersigned officer and/or director of Mesaba Holdings, Inc. hereby constitutes and appoints Paul F. Foley and Robert E. Weil, or either of them, with power to act one without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his stead, in any and all capacities to sign the Form 10-K of Mesaba Holdings, Inc. for the year ended March 31, 2003, pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  June 27, 2003

Signed:	/s/ RAYMOND W. ZEHR, JR.
Printed Name:	Raymond W. Zehr, Jr.

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